NJR CONTACTS:
ROBERTO BEL, VICE PRESIDENT, TREASURER & INVESTOR RELATIONS	732-938-1049
DENNIS PUMA, DIRECTOR, INVESTOR RELATIONS & TREASURY OPERATIONS	732-938-1229
MARK AYDIN, MANAGER, INVESTOR RELATIONS	732-938-1228

March 30, 2021

NEW JERSEY NATURAL GAS COMPANY
2021 BASE RATE CASE FILING SUMMARY

OVERVIEW

Today, New Jersey Natural Gas Company (NJNG) filed a base rate case with the New Jersey Board of Public Utilities (BPU). NJNG is seeking a $165.67 million increase in its delivery rates based on a return on rate base of 7.53 percent and a return on equity of 10.5 percent. The proposed increase reflects a 56.89 percent common equity component.

THE NEED FOR A BASE RATE CASE

Since the conclusion of its last base rate case in 2019, NJNG has invested more than $850 million to upgrade and enhance the safety and reliability of its transmission and distribution systems, including the installation of its Southern Reliability Link (SRL) at a cost of $308 million. The SRL, a 30-mile transmission pipeline provides a new natural gas feed into the southern end of NJNG’s service territory, significantly enhancing the reliability and resiliency of its distribution system.

Calculating Revenue Requirement

Rate Base	$2,294.08
Rate of Return	7.53%
Operating Income Requirement	$172.67
Pro-Forma Operating Income	$54.72
Operating Income Deficiency	$117.94
Revenue Factor	1.4046
Revenue Requirements	$165.67

Calculating Rate Base

Plant in Service	$3,049.64
Accumulated Depreciation Reserve	($582.09)
Customer Advances	($2.65)
Net Plant in Service	$2,464.89
Gas Supply & LNG Inventory	$80.85
Working Capital	$167.79
Deferred Taxes	($280.99)
Excess Deferred Tax	($137.05)
Consolidated Tax Adjustment	($1.41)
Total Rate Base	$2,294.08

Overall Cost of Capital and Rate of Return

			Embedded	Weighted
($ millions)	Amount	Percent	Cost	Cost
Long-Term Debt	$1,107.9	43.11%	3.60%	1.55%
Common Equity	1,462.2	56.89%	10.50%	5.97%
Total	$2,570.1	100.00%		7.53%

THE BASE RATE CASE PROCESS IN NEW JERSEY

Base rate cases in New Jersey are a judicial proceeding, with the burden on the public utility to prove that its request is justified. The test year period for measuring income at current rates is September 1, 2020 through August 31, 2021. The test year, after any adjustments proposed by NJNG, should reflect as closely as possible the conditions NJNG will face when the rates being established will be in effect. Adjustments to the test period are intended to normalize the actual costs and also reflect known and measurable changes anticipated to occur. NJNG expects that this request will be thoroughly reviewed and tested. Only after the review process is concluded, will the BPU issue a decision. As illustrated in estimated the timeline below, a rate case, by statute, in New Jersey is a nine-month process from the filing date to completion; however, 10-12 months is not unusual.

March 30, 2021	August 15, 2021	October 15, 2021	December 1, 2021
Initial Decision
		Hearings &	(ALJ) and Order
Filing	Discovery	Summation	(BPU)	New Rates
	4 ½ Months	2 Months	3 Months

WHAT TO EXPECT

Recent history in New Jersey through base rate cases and other programs suggest the BPU recognizes the importance of strong public utilities, balanced with a realistic view of overall weighted capital costs. The table below shows recent base rate case decisions for other public utilities in the state.

Recent Base Rate Cases
			Overall
			Weighted
			Cost of	Return on	Equity
Company	Filing Date	Settlement Date	Capital	Equity	Ratio
Atlantic City Electric	December 2020	Pending	7.34%*	10.30%*	50.18%*
South Jersey Gas	March 2020	September 2020	6.90%	9.60%	54.0%
JCP&L	February 2020	June 2020	7.40%	9.60%	51.44%
Rockland Electric	May 2019	January 2020	7.11%	9.50%	48.32%
* As filed

POST TEST YEAR

In addition, NJNG is seeking permission for rate recovery for the Southern Reliability Link (SRL) as a post-test year capital addition. Construction of the SRL is underway. NJNG estimates that $39.5 million of the $165.67 million requested increase in base rates is associated with the completion of the project.

FORWARD-LOOKING STATEMENTS:

This investor fact sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this investor fact sheet include, but are not limited to, certain statements regarding NJR’s fiscal 2021 NFE guidance, forecasted contribution of business segments to NJR’s NFE for fiscal 2021 and the risks associated with bad debt expense.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities Exchange Commission (“SEC”), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this investor fact sheet is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

ABOUT NEW JERSEY RESOURCES

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

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New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,500 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean, Morris, Middlesex and Burlington counties.

●	NJR Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of more than 357 megawatts, providing residential and commercial customers with low-carbon solutions.

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NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

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Storage & Transportation serves customers from local distributors and producers to electric generators and wholesale marketers through its ownership of Leaf River Energy Center and the Adelphia Gateway Pipeline Project, as well as our 50 percent equity ownership in the Steckman Ridge natural gas storage facility, and our 20 percent equity interest in the PennEast Pipeline Project.

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NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its nearly 1,200 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®. For more information about NJR: www.njresources.com.

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